SECURITIES AND EXCHANGE COMMISSION
                WASHINGTON, D.C. 20549

                      FORM 8-K/A

                    CURRENT REPORT
        Pursuant to Section 13 or 15(d) of the
            Securities Exchange Act of 1934


Date of Report: November 21, 1995
(Date of earliest event reported)



    Residential Funding Mortgage Securities I, Inc.
(Exact name of registrant as specified in its charter)


Delaware          33-54227              75-2006294
(State or Other   (Commision          (I.R.S. Employer
Jurisdiction of   File Number)        Identification No.)
Incorporation)


8400 Normandale Lake Blvd., Suite 600, Minneapolis,
                                      Minnesota  55437
        (Address of Principal Executive Office)(Zip Code)


     Registrant's telephone number, including area code:(612) 832-7000


Item 5.   Other Events.



          On November 29, 1995, the Registrant expects to cause the issuance and sale of Mortgage Pass-
     Through Certificates, Series 1995-S17 (the
     "Certificates") pursuant to a Pooling and Servicing
     Agreement to be dated as of November 1, 1995, among the Registrant, Residential Funding Corporation, as
     Master Servicer, and Bankers Trust Company, as
     Trustee.

          In connection with the expected sale of the Series 1995-S17, Class A-1, Class A-2, Class A-3,
     Class A-4, Class A-5, Class A-6, Class A-7, Class
     A-8, Class A-9, Class A-10, Class R and Class M-3
     Certificates (the "Donaldson, Lufkin & Jenrette
     Underwritten Certificates") and the Class M-1 and
     Class M-2 Certificates (the "Residential Funding
     Securities Corporation Underwritten
     Certificates")(together, the "Underwritten
     Certificates"), the Registrant has been advised by Donaldson, Lufkin & Jenrette and Residential
     Funding Securities Corporation (collectively the
     "Underwriters"), that the Underwriters have furnished to prospective investors certain yield/price tables and other computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of the related Registration
     Statement, which Computational Materials are being filed manually as an exhibit to this report.

          The Computational Materials filed herewith as
     Exhibit 99.1 were originally filed by the Registrant together with a Current Report on Form
     8-K on November 21, 1995. The Computational
     Materials filed herewith as Exhibit 99.2 constitute a supplemental filing of additional Computational
     Materials. The Computational Materials have been provided by the Underwriters. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other related information subsequently filed with the Securities and Exchange Commission.

          The Computational Materials were prepared by the Underwriters at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such investors. The Computational
     Materials may be based on assumptions that differ from the assumptions set forth in the related
     Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to, or appropriate for, investors other than those specifically requesting them.

          In addition, the actual characteristics and performance of the Mortgage Loans underlying the Certificates may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates may very under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage
     Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates.



Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits


     (a)  Financial Statements.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits


                     Item 601(a) of
                     Regulation S-K
Exhibit No.          Exhibit No.         Description
1                        99.1            Computational
                                         Materials
2                        99.2            Additional
                                         Computational
                                         Materials



     Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                         RESIDENTIAL FUNDING MORTGAGE
                                   SECURITIES I, INC.

                              By: /s/ Jill M. Johnson
                                   Name:Jill M. Johnson
                                   Title:Vice President




Dated: November 21, 1995
                     EXHIBIT INDEX


          Item 601 (a) of  Sequentially
Exhibit   Regulation S-K   Numbered
Number    Exhibit No.      Description        Page
1            99.1          Computational
                           Materials Filed
                           Manually

2            99.2          Additional
                           Computational
                           Filed Materials
                           Manually

                        EXHIBIT 1

                (Intentionally Omitted)

                        EXHIBIT 2

                (Intentionally Omitted)

                          NOTICE